UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2021

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously reported, on June 4, 2021, Peabody Energy Corporation (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc., as sales agent or principal (the “Agent”). Pursuant to the Sales Agreement, the Company may offer and sell over a period of time, and from time to time, up to 25,000,000 shares (comprised of 12,500,000 initial shares (the “Initial Shares”) and 12,500,000 additional shares (the “Additional Shares” and, collectively with the Initial Shares, the “Shares”)) of its common stock, par value $0.01 per share, through or to the Agent. Sales of the Shares may be made by any method permitted by law that is deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933 (the “Securities Act”). The Company will pay the Agent a commission equal to 2.0% of the gross proceeds from each sale of Shares sold through the Agent under the Sales Agreement. The Company has no obligation to sell any Shares and may at any time suspend solicitation and offers under the Sales Agreement or terminate the Sales Agreement.

The Shares are being offered and sold pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-254765), which was declared effective by the Securities and Exchange Commission on April 23, 2021. The Company previously filed a Prospectus Supplement, dated June 4, 2021, relating to the offer and sale of the Initial Shares under the Sales Agreement. The offer and sale of the Additional Shares may be made pursuant to a Prospectus Supplement, dated September 17, 2021. As of September 16, 2021, the Company had offered and sold 12,054,567 Initial Shares pursuant to the Sales Agreement.

The Sales Agreement contains customary representations, warranties and covenants by the Company, indemnification obligations of the Company, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The foregoing description of the Sales Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Sales Agreement, which is incorporated by reference as Exhibit 1.1 hereto and in this Item 8.01.

In connection with the public offering of the Additional Shares, the Company is filing a legal opinion of Jones Day relating to the Additional Shares as an exhibit to this Current Report on Form 8-K for the purpose of incorporating such opinion into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	At Market Issuance Sales Agreement, dated June 4, 2021, by and between Peabody Energy Corporation and B. Riley Securities, Inc. (incorporated by reference to Exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed on June 4, 2021).

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

September 17, 2021	By:	/s/ Scott T. Jarboe
	Name:	Scott T. Jarboe
	Title:	Chief Legal Officer and Corporate Secretary